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[LOGO] MetLife(R)              VARIABLE ANNUITY APPLICATION                                           SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                      METLIFE INVESTORS USA INSURANCE COMPANY
222 Delaware Avenue Suite 900 . Wilmington, DE 19899             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
MetLife Investors USA Variable Annuity Series C                                                  FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION
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1. ANNUITANT
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                                                                                Social
                                                                                Security Number               --      --
   ---------------------------------------------------------------------------                  --------------  ------  ----------
   Name            (First)            (Middle)            (Last)

                                                                                Sex [_]M [_]F Date of Birth
                                                                                                            ------/-------/-------
   ---------------------------------------------------------------------------  Phone (      )
   Address             (Street - No P.O. Box)     (City)       (State)   (Zip)         ------  -----------------------------------
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
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   Correspondence is sent to the Owner.
                                                                                Social
                                                                                Security/Tax ID Number           --      --
   ---------------------------------------------------------------------------                         ----------  ------  -------
   Name            (First)            (Middle)            (Last)
                                                                                Sex [_]M [_]F Date of Birth/Trust
                                                                                                                 -----/-----/-----
   ---------------------------------------------------------------------------  Phone (      )
   Address             (Street - No P.O. Box)     (City)       (State)   (Zip)         ------  -----------------------------------
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3. JOINT OWNER
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                                                                                Social
                                                                                Security Number               --      --
   ---------------------------------------------------------------------------                  --------------  ------  ----------
   Name            (First)            (Middle)            (Last)
                                                                                Sex [_]M [_]F Date of Birth
                                                                                                            ------/-------/-------
   ---------------------------------------------------------------------------  Phone (      )
   Address             (Street - No P.O. Box)     (City)       (State)   (Zip)         ------  -----------------------------------
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4. BENEFICIARY
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   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                              -       -
   -------------------------------------------------------------------------  ----------------------------------------------------
   Primary Name                          (Street - No P.O. Box)                 Relationship           Social Security Number   %
                                                                                                              -       -
   -------------------------------------------------------------------------  ----------------------------------------------------
   Primary Name                          (Street - No P.O. Box)                 Relationship           Social Security Number   %
                                                                                                              -       -
   -------------------------------------------------------------------------  ----------------------------------------------------
   Contingent Name                       (Street - No P.O. Box)                 Relationship           Social Security Number   %
                                                                                                              -       -
   -------------------------------------------------------------------------  ----------------------------------------------------
   Contingent Name                       (Street - No P.O. Box)                 Relationship           Social Security Number   %
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   ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
   ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
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5. PLAN TYPE                                                                              6. PURCHASE PAYMENT
----------------------------------------------------------------------------------------- ----------------------------------------
   INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                          ----------------------------------
   . NON-QUALIFIED ...............[_]
                                                                                          [_] 1035 Exchange   [_] Check   [_] Wire

   . QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year       Initial Purchase
                                                                                    ----  Payment $
                                                                                                   -----------------------------
   . QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year                Make Check Payable to MetLife
                                                                                    ----                   Investors USA

   . QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year       (Estimate dollar amount for 1035
                                                                                    ----   exchanges, transfers, rollovers, etc.)
   . QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                       $25,000 Non-Qualified/Qualified
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8029 (10/07)                                                                                                               APPUSAC
                                                                                                                          MAY 2011
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RIDERS
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7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)
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These riders may only be chosen at the time of application. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED
THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS* (Optional. Only ONE of the following riders may be elected.)
   GUARANTEED MINIMUM INCOME BENEFITS (GMIB)
   [_] GMIB Max
   [_] GMIB Plus III

   GUARANTEED WITHDRAWAL BENEFIT (GWB)
   [_] Guaranteed Withdrawal Benefit (GWB)

   LIFETIME GUARANTEED WITHDRAWAL BENEFIT (LWG)
   [_] Single Life - Lifetime Withdrawal Guarantee(LWG) (2008)
   [_] Joint Life - Lifetime Withdrawal Guarantee (LWG)(2008)

   *GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE TO DECEDENT IRAS. NO LIVING BENEFIT RIDERS ARE AVAILABLE WITH NON-QUALIFIED
   DECEDENT.

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
   GUARANTEED MINIMUM DEATH BENEFITS (ENHANCED DEATH BENEFITS (EDB))**
   [_] EDB  Max (May only be selected if GMIB Max or no living benefit rider is elected.)
   [_] EDB II (May only be selected if GMIB Plus or no living benefit rider is elected.)

   OTHER DEATH BENEFIT RIDERS
   [_] Principal Protection (no additional charge)
   [_] Annual Step-Up

   **EDB RIDERS ARE NOT AVAILABLE IN DECEDENT/STRETCH TAX MARKETS.

3) OTHER
   [_] Earnings Preservation Benefit Rider (EPB) (May not be selected if an EDB rider is elected.)

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COMMUNICATIONS
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8. TELEPHONE TRANSFER
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I (We) authorize MetLife Investors USA Insurance Company (MetLife Investors USA) or any person authorized by MetLife Investors USA to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered
Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors USA will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following
(check applicable boxes):                                                     [_] Owner(s)    [_] Registered Representative/Agent
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SIGNATURES
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9. REPLACEMENTS
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Does the applicant have any existing life insurance policies or annuity contracts?                 [_] Yes [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?     [_] Yes [_] No
If "Yes," applicable disclosure and replacement forms must be attached.
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10. FRAUD STATEMENT AND DISCLOSURE
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NOTICE TO APPLICANT:

ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and confinement in prison.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed
Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains

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8029 (10/07)                                                    Page 2                                                     APPUSAC
                                                                                                                          MAY 2011
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10. FRAUD STATEMENT AND DISCLOSURE (CONTINUED)
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additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I
ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED
ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED. NEW
JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
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11. ACKNOWLEDGEMENT AND AUTHORIZATION
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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors USA Separate Account A. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 10 ABOVE APPLICABLE TO ME.


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(Owner Signature and Title, Annuitant unless otherwise noted)


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(Joint Owner Signature and Title)


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(Signature of Annuitant if other than Owner)

Signed at                                                                       Date
          --------------------------------------------------------------------       ---------------------------------------------
                         (City)                                    (State)
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12. AGENT'S REPORT
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Does the applicant have any existing life insurance policies or annuity contracts?                   [_] Yes [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?       [_] Yes [_] No
If "Yes," applicable disclosure and replacement forms must be attached.

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Agent's Signature                                                                         Phone


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Agent's Name and Number


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Name and Address of Firm


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State License ID Number (Required for FL)


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Client Account Number


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8029 (10/07)                                                    Page 3                                                    APPUSAC
                                                                                                                          MAY 2011
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